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DECISIONPOINT SYSTEMS, INC.
(Name of registrant as specified in its charter)

Michael N. Taglich and Robert F. Taglich
(Name of person(s) filing proxy statement, if other than the registrant)

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MICHAEL N. TAGLICH
ROBERT F. TAGLICH
Taglich Brothers, Inc.
275 Madison Avenue, Suite 1618
New York, New York 10016
September __, 2014
Dear Fellow Stockholder:

We are the owners of 536,485 shares of common stock, $0.001 par value (“Common Stock”), of DecisionPoint Systems, Inc. (the “Company”), and 110,560 shares of the Company’s Series D Preferred Stock, representing in the aggregate, approximately 9.1% of the 23,016,281 of the votes entitled to be cast at the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Wednesday, October 15, 2014, at the Courtyard by Marriott, New York LaGuardia Airport, 90-10 Grand Central Parkway, East Elmhurst, NY 11369:

1.
To elect seven (7) directors, including the following five (5) individuals we intend to nominate for election as directors: Michael N. Taglich, John Guttilla, Stanley P. Jaworski, Jr., Paul A. Seid and Magnus G. Thorstenn;

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve the DecisionPoint Systems, Inc. 2014 Equity Incentive Plan;

4.	To approve, on an advisory basis, the Company’s executive compensation;

5.	To select, on advisory basis, the frequency of future advisory votes on executive compensation; and

6.	To transact such other business as may properly come before the Annual Meeting.

Information concerning the Annual Meeting and the Company required under the rules of the Securities and Exchange Commission (the “SEC”) are set forth in the Company’s proxy statement for the Annual Meeting dated September 20, 2014, as amended, in connection with the solicitation of proxies on behalf of the Board of Directors for the matters to be voted upon at the Meeting (the “Company’s Proxy Statement”).

As explained in the attached Proxy Statement, given the significant decline in the price of the Company’s Common Stock, the Board’s failure to act in accordance with what we consider good corporate governance standards and what we believe to be a lack of alignment at the Board level, we have lost confidence in the current Board and do not believe that this Board is appropriately representing the interests of stockholders.  Accordingly, we are seeking your support and proxy for use at the Annual Meeting to elect the five nominees for director named below and in the attached proxy statement, in opposition to certain of the nominees named in the Company’s Proxy Statement.  The Board is currently composed of seven (7) directors.  The Company has nominated Lawrence Yelin, David M. Rifkin, Jay B. Sheehy, Marc Ferland, Don Dalicandro, Robert C. Schroeder and James F. DeSocio for election to the Board. In connection with the private placement concluded in November 2013, the Company entered into a Placement Agreement with Taglich Brothers, Inc. in which it agreed “to identify at least two seasoned industry veterans or other qualified individuals (as determined by the Placement Agent in its sole and absolute discretion) to serve as members of the Company’s Board of Directors.”   Despite this agreement, the current members of the Board called the Annual Meeting only after Michael Taglich commenced an action in the Delaware Chancery Court in July 2014 demanding that a meeting of the stockholders be convened. The Company has not held an annual meeting of stockholders since it ceased to be a shell company on June 15, 2011, during which period Lawrence Yelin, David M. Rifkin, Jay B. Sheehy and Marc Ferland continuously served as directors of the Company.  After months of discussion with the current members of the Board to change the composition of the Board, we have decided to propose the following five individuals as nominees to the Board: Michael Taglich, John Guttilla, Stanley P. Jaworski, Jr., Paul A. Seid and Magnus G. Thorstenn.

 Michael Taglich is the Chairman and President of Taglich Brothers, Inc. ("Taglich Brothers"), a New York City based securities firm which he co-founded with his brother, Robert F. Taglich, in 1992.  Michael Taglich serves on the Board of Directors of Air Industries Group, an aerospace and defense company (NYSE MKT: AIRI), of which he is Chairman of the Board, and Bridgeline Digital, Inc., a technology company that enables its customers to maximize the performance of their mission critical websites, intranets, and online stores (NASDAQ Capital MKT: BLIN). He also serves as a director of a number of private companies, including BioVentrix, Inc., a medical device company whose products are directed at heart failure treatment, and Caldera Pharmaceuticals Inc,, a drug screening company.  Michael Taglich brings extensive professional experience  which spans various aspects of senior management, including finance, operations and strategic planning.

John Guttilla is a principal and director in the financial services department of the public accounting firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. whose practice focuses on providing tax structuring and compliance advice in the areas of real estate, entertainment, brokerage, manufacturing, printing, restaurant and construction.  He is a director and Chairman of the Audit Committee of Orchids Paper Products Company (NYSE MKT: TIS). Rotenberg Meril Solomon Bertiger & Guttilla, P.C. are the independent registered public accountants for Air Industries Group.

Stanley P. Jaworski, Jr. has been Vice President Marketing, the Americas, of Motorola Solutions, Inc.  (NYSE: MSI) since 2009.  Motorola Solutions, Inc. designs, manufactures, and sells communications infrastructure, devices, system software and applications, and provide services associated with their use. From 2007 to 2009, Mr. Jaworski was Chief Marketing Officer of VBrick Systems, Inc., which provides enterprise Internet protocol (IP) video solutions for corporate, education, worship, media, and government markets worldwide, and from 2005 to 2007, he was Vice President, Worldwide Channel Marketing, of NetApp, Inc., a computer storage and data management company.

Paul A. Seid has served as CEO of RST Automation, a hospital instrumentation automation developer for the last two years. For the past fifteen years he has been President of Strategic Data Marketing, a research and data collection company. Mr. Seid is a director of BG Staffing, Inc. (OTCQB:BGSF), a national, temporary staffing company, and BioVentrix, a privately-owned medical device company.

Magnus G. Thorstenn is an attorney specializing primarily in contract, corporate and business law and has been in private practice in New York for thirty years.  From 2005 to 2008, he was General Counsel for Avion Group (later Eimskipafelag Islands), a publicly listed company in Iceland. From 1991 to 2005, he was General Counsel to Air Atlanta Icelandic and served as the company’s CEO from 1999 to 2001. Since 2009, Mr. Thorstenn has been the sole director of Avion Aircraft Trading, a privately held company involved in aircraft acquisitions and leasing and has been a director of its subsidiaries in Iceland and Ireland.

Since the Board is electing seven (7) director candidates at the Annual Meeting, and we have only proposed five Nominees for election as directors, we intend to exercise the discretionary authority granted in the accompanying GOLD proxy card to vote for the election of Robert C. Schroeder and James DeSocio, two of the Company’s director candidates, to fill the remaining two seats on the Board, unless the proxy card contains instructions to the contrary. As further described in the attached Proxy Statement, Mr. Schroeder, Vice President of Investment Banking of Taglich Brothers, Inc., was appointed to the Board on November, 2013 as a nominee of Taglich Brothers, Inc. in connection with the Company’s sale of its Series E Preferred Stock, for which Taglich Brothers, Inc. acted as placement agent.  Mr. Schroeder specializes in advisory services and capital raising for small private and public companies. James DeSocio, not previously a director, was nominated to serve as a director by the Board and as indicated in the Company’s Proxy Statement has more than 20 years of international enterprise software sales experience.

 If elected, our Nominees will represent five of the seven members of the Board and given their business and financial background, together with Messrs. Schroeder and DeSocio, will provide the Company with an opportunity to enhance stockholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about September __, 2014.

If you have already voted a proxy card furnished by the Company’s Board of Directors, you have every right to change your votes by signing, dating and returning a later dated proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact us at Taglich Brothers, Inc., 275 Madison Avenue, Suite 1618, New York, New York 10016, by telephone at (212) 661- 6886, or by e-mail at:  Michael.Taglich@taglichbrothers.com and Robert.Taglich@taglichbrothers.com.

               Thank you for your support.

               Michael N. Taglich
               Robert F. Taglich

The attached Proxy Statement and GOLD proxy card are available at:

www.proxyvote.com

IMPORTANT

              THIS SOLICITATION IS BEING MADE BY MICHAEL N. TAGLICH AND ROBERT F. TAGLICH, AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

TELL YOUR BOARD WHAT YOU THINK!  YOUR VOTE IS IMPORTANT.  NO MATTER HOW MANY SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK YOU OWN, PLEASE GIVE MICHAEL TAGLICH AND ROBERT TAGLICH YOUR PROXY FOR THE ELECTION OF THEIR NOMINEES BY VOTING YOUR SHARES OF COMMON STOCK AND/OR SERIES D PREFERRED STOCK BY TELEPHONE AT (800) 454-8683, ON THE INTERNET AT WWW.PROXYVOTE.COM, OR BY SIGNING AND DATING THE ENCLOSED GOLD PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF ANY OF YOUR SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN VOTE SUCH SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE GOLD PROXY CARD.  IN ADDITION, IF YOU HOLD YOUR SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK IN A BROKERAGE OR BANK ACCOUNT, YOUR BROKER OR BANK MAY ALLOW YOU TO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET.  PLEASE CONSULT THE MATERIALS YOU RECEIVE FROM YOUR BROKER OR BANK PRIOR TO AUTHORIZING A PROXY BY TELEPHONE OR INTERNET.  MICHAEL TAGLICH AND ROBERT TAGLICH URGE YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THEM IN CARE OF TAGLICH BROTHERS, INC., 275 MADISON AVENUE, SUITE 1618, NEW YORK, NEW YORK 10016 SO THAT THEY WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

              EVEN IF YOU PREVIOUSLY HAVE VOTED A PROXY CARD FURNISHED TO YOU BY THE COMPANY, YOU HAVE A LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. ONLY THE LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

2014 ANNUAL MEETING OF STOCKHOLDERS
OF
DECISIONPOINT SYSTEMS, INC.
---------------------------
PROXY STATEMENT
OF
MICHAEL N. TAGLICH AND ROBERT F. TAGLICH
---------------------------
PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and GOLD Proxy Card are being furnished to you in connection with the solicitation of proxies by Michael, N. Taglich and Robert F. Taglich, the owners of 536,485 shares of common stock, $0.001 par value (“Common Stock”), of DecisionPoint Systems, Inc. (the “Company”), and  110,560  shares of the Company’s Series D Convertible Preferred Stock, $0.001 par value (“Series D Preferred Stock”), representing approximately 9.1% of the 23,016,281votes entitled to be cast at the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Wednesday, October 15, 2014, at the Courtyard by Marriott, New York LaGuardia Airport, 90-10 Grand Central Parkway, East Elmhurst, NY 11369:

1.
To elect seven (7) directors, including the following five (5) individuals we intend to nominate for election as directors: Michael N. Taglich, John Guttilla, Stanley P. Jaworski, Jr., Paul A. Seid and Magnus G. Thorstenn;

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve the DecisionPoint Systems, Inc. 2014 Equity Incentive Plan;

4.	To approve, on an advisory basis, the Company’s executive compensation;

5.	To select, on advisory basis, the frequency of future advisory votes on executive compensation; and

6.	To transact such other business, if any, as may properly come before the Annual Meeting.

We are seeking your support at the Annual Meeting to elect our Nominees to the Board to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.  The Board is currently composed of seven (7) directors.  Since the Board is electing seven (7) director candidates at the Annual Meeting, and we have only proposed five Nominees for election as directors, unless instructed to the contrary in the accompanying GOLD proxy card, the proxies named in the GOLD proxy card intend to exercise their discretionary authority to vote for the election of Robert C. Schroeder and James DeSocio, two of the Company’s director candidates, to fill the remaining two seats on the Board. Mr. Schroeder, Vice President of Investment Banking of Taglich Brothers, Inc., was appointed to the Board on November, 2013 as a nominee of Taglich Brothers, Inc. in connection with the Company’s sale of its Series E Convertible Preferred Stock, $0.001 par value (“Series E Preferred Stock”), for which Taglich Brothers, Inc., acted as placement agent.  Mr. Schroeder specializes in advisory services and capital raising for small private and public companies. James DeSocio, not previously a director, was nominated to serve as a director by the Board and as indicated in the Company’s Proxy Statement has more than 20 years of international enterprise software sales experience.  Mr. Schroeder and Mr. DeSocio, as well as our Nominees, have advised us that they intend to serve, if elected. Our Nominees have consented to being named as Nominees in this Proxy Statement.

The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s Proxy Statement.

 Information concerning our Nominees and their business experience is presented in this Proxy Statement under the caption “Proposal 1 – Election of Directors.” If elected, our Nominees will represent five of the seven members of the Board and given their business and financial background, together with Mr. Schroeder and Mr. DeSocio, will provide the Company with an opportunity to enhance stockholder value.

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about September __, 2014.

Shares Entitled to Vote at the Annual Meeting

The Board has fixed September 3, 2014 as the record date for determining holders of Common Stock and Series D Preferred Stock who are entitled to vote at the Annual Meeting (the “Record Date”).  Holders of Common Stock are entitled to one vote for each share of Common Stock owned on each matter presented to stockholders at the Annual Meeting. The Company’s Proxy Statement states that as of the Record Date approximately 12,729,563 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.    In addition, under the terms of the Certificate of Designation authorizing the issuance of the Series D Preferred Stock (the “Series D Preferred Stock Certificate of Designation”), holders of Common Stock and the holders of Series D Preferred vote together and not as separate classes, with holders of Series D Preferred Stock as of the Record Date entitled to vote that number of shares into which the shares of Series D Preferred Stock owned as of the Record Date could have been converted as of that date.  As of the Record Date, each holder of a share of Series D Preferred Stock was entitled to convert that share into 14.084506 shares of Common Stock. As a result, the holders of Series D Preferred Stock are entitled to cast 14.084506 votes on each matter submitted to a vote of stockholders at the Annual Meeting. Accordingly, as of the Record Date, holders of Common Stock are entitled to cast a total of 12,729,563 votes and holders of Series D Preferred (on an as-converted basis) are entitled to cast a total of 10,286,718 votes, for an aggregate total of 23,016,281 votes eligible to be cast.

Quorum Requirement for Annual Meeting

            Under Delaware law, unless otherwise provided in the Company’s Certificate of Incorporation or by-laws, at a meeting of the Company’s stockholders, the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting shall constitute a quorum. However, under the court order enforcing the settlement of the action we commenced against the Company in the Delaware Chancery Court seeking to compel the Company to hold an annual meeting, it was agreed that the Company would hold its annual meeting on or before October 15, 2014 and that the shares of stock represented in person or by proxy, and entitled to vote at the Annual Meeting, would constitute a quorum, notwithstanding any provision of the Company’s Certificate of Incorporation or bylaws to the contrary. For further information regarding the lawsuit, see the section of the Company’s Proxy Statement captioned “Additional Disclosure relating to Our Directors, Executive Officers and Corporate Governance—Corporate Governance—Involvement in Legal Proceedings—Setting Date of Annual Meeting.”

Vote Required for Matters to be Voted upon at the Annual Meeting

As stated in the Company’s Proxy Statement, Directors shall be elected by a plurality of the votes cast. In respect of other actions, any ratification or approval shall be authorized by a majority of the votes cast. The results of advisory votes shall not be binding on the Company or the Board. At the Annual Meeting, abstentions shall be deemed to be votes not cast, although they shall be counted for purposes of determining the existence of a quorum.

As of the Record Date, (i) Michael Taglich owned 268,242 shares of Common Stock and 85,617 shares of Series D Preferred Stock, thereby entitling him to cast 1,205,873 votes on each matter presented at the Annual Meeting, and (ii) Robert Taglich owned 268,243 shares of Common Stock and 24,943 shares of Series D Preferred Stock (exclusive of shares of Series D Preferred Sock also owned by Michael Taglich), thereby entitling him to cast 619,552 votes on each matter presented at the Annual Meeting.   Accordingly, Michael Taglich and Robert Taglich are entitled to cast a total of 2,093,668 votes on each matter presented at the Annual Meeting, representing 9.1% of the total of 23,016,281 votes eligible to be cast.  Michael Taglich and Robert Taglich intend to vote their shares FOR the election of the Nominees listed on the accompanying GOLD proxy card, ABSTAIN with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, ABSTAIN with respect to approval of the DecisionPoint Systems, Inc. 2014 Equity Incentive Plan, and ABSTAIN with respect to the advisory vote on executive compensation and the frequency of future votes on executive compensation, as described herein.  They also intend to exercise the discretionary authority granted in the accompanying GOLD proxy card to vote for the election of Robert C. Schroeder and James DeSocio, two of the Company’s director candidates, to fill the remaining two seats on the Board, unless the proxy card contains instructions to the contrary.

The Certificates of Designation as with respect to the Series D Preferred Stock and the Series E Preferred Stock contain restrictions on conversion of the Series D Preferred Stock or the Series E Preferred Stock, as the case may be, into Common Stock. Specifically, each Certificate of Designation provides that a holder may not convert the Series D Preferred Stock or the Series E Preferred Stock if the number of shares of Common Stock to be issued upon such conversion would result in the holder being the beneficial owner (as determined in accordance with Section 13(d)) of in excess of 4.99% of all the Common Stock outstanding at such time.(the “4.99% Blocker”).The 4.99% Blocker may be waived upon the holder providing the Company with 61 days’ notice that such holder would like to waive the 4.99% Blocker, and does not require Company or stockholder approval.  As of the date hereof, neither Michael Taglich nor Robert Taglich has waived the 4.99% Blocker.

Notwithstanding the presence of the 4.99% Blocker, the number of votes which a holder of Series D Preferred Stock or Series E Preferred Stock is eligible to vote at a meeting of the stockholders is equal to that number of shares of Common Stock into which the Series D or the Series E Preferred Stock can be converted without regards to the 4.99% Blocker.

The mailing address of the principal executive offices of the Company is 8697 Research Drive, Irvine, California 92618.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

THIS SOLICITATION IS BEING MADE BY MICHAEL TAGLICH AND ROBERT TAGLICH, AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  NEITHER MICHAEL TAGLICH NOR ROBERT TAGLICH IS AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, WE, AS THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

YOUR VOTE IS IMPORTANT.  NO MATTER HOW MANY SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK YOU OWN, PLEASE GIVE MICHAEL TAGLICH AND ROBERT TAGLICH YOUR PROXY FOR THE ELECTION OF THEIR NOMINEES BY VOTING YOUR SHARES OF COMMON STOCK AND/OR SERIES D PREFERRED STOCK BY TELEPHONE AT (800) 454-8683, ON THE INTERNET AT WWW.PROXYVOTE.COM, OR BY SIGNING AND DATING THE ENCLOSED GOLD PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF ANY OF YOUR SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN VOTE SUCH SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE GOLD PROXY CARD.  IN ADDITION, IF YOU HOLD YOUR SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK IN A BROKERAGE OR BANK ACCOUNT, YOUR BROKER OR BANK MAY ALLOW YOU TO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET.  PLEASE CONSULT THE MATERIALS YOU RECEIVE FROM YOUR BROKER OR BANK PRIOR TO AUTHORIZING A PROXY BY TELEPHONE OR INTERNET.  MICHAEL TAGLICH AND ROBERT TAGLICH URGE YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THEM IN CARE OF TAGLICH BROTHERS, INC., 275 MADISON AVENUE, SUITE 1618, NEW YORK, NEW YORK 10016 SO THAT THEY WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

If you have any questions or need assistance voting your shares, please call Michael Taglich or Robert Taglich at Taglich Brothers, Inc. at the following number:212 661- 6886, or contact us by e-mail at:

Michael.Taglich@taglichbrothers.com
Robert.Taglich@taglichbrothers.com

VOTEGOLD@www.proxyvote .com

This Proxy Statement and our GOLD proxy card are available at:

www.proxyvote.com

BACKGROUND TO THE SOLICITATION

A chronology of our interactions with the Company is as follows:

Taglich Brothers, Inc. was the placement agent for the private placements of the Company’s Series D and Series E Preferred Stock financings in December 2012 and November 2013, respectively. The Company raised $7,042,000 from the sale of 704,200 shares of its Series D Preferred Stock at a price of $10.00 per share, of which 681,000 shares were purchased by then clients of Taglich Brothers, Inc., and 23,200 shares were purchased by officers, directors and employees of the Company.  The Company raised $4,090,000 from the sale of 409,000 shares of its Series E Preferred Stock, all of which were purchased by clients of Taglich Brothers, Inc.   As part of Taglich Brothers Inc.’s engagement as placement agent for the Series E Preferred Stock private placement, the Company agreed to “use its best efforts to identify at least two seasoned industry veterans or other qualified individuals (as determined by the Placement Agent in its sole and absolute discretion) to serve as members of the Company’s Board of Directors.”

Soon after the closing of the Series E Preferred Stock private placement, in November 2013 Robert C. Schroeder, Vice President of Investment Banking of Taglich Brothers, Inc., was appointed to the Company’s Board of Directors. Early in February 2014, at a meeting with David Rifkin, Jay Sheehy and Robert Schroeder, Michael Taglich discussed his vision as to the composition of the Board.  Mr. Taglich reiterated his belief that there should be at least two industry experienced Board members.  He also repeated his demand that the Company hold a meeting of its stockholders.

In April 2014, we recommended to the current Board, through Nicolas Toms, its then CEO and Chairman, that the Company hold an annual meeting of stockholders.  The Company has never held an annual meeting of stockholders since it ceased to be a shell company in June 2011.

On June 2, 2014, Mr. Toms sent an email to the Board suggesting that it should hold a shareholders’ meeting in July. The Board said that they would set a meeting date when it held its next Board meeting on June 18th.

On June 2, 2014, Robert Schroeder was advised that the Company and Mr. Toms were the subjects of an SEC investigation and that a “Wells Notice” from the staff of the SEC could be issued near term. The SEC investigation centered on allegations that Mr. Toms, the CEO of the Company, had been the beneficial owner of shares of Common Stock of the Company that had been traded, but whose trading had not been disclosed in public reports filed by the CEO himself and by the Company.

At a June Board meeting, Mr. Schroeder suggested to the Board that it set a date for the annual meeting. The Board decided not to set a date.

When Michael Taglich inquired as to whether a date had been set for an annual meeting at the June Board meeting and was advised that a date had not been set, he requested Mr. Schroeder to advise the Board that he was disappointed in its failure to act. Mr. Schroeder told the members of the Board that Michael Taglich believed that the Board needed to set a date for an annual meeting immediately and that Mr. Taglich would then like to discuss the possible slate of nominees with the Board. The Board told Mr. Schroeder to tell Mr. Taglich that they were willing to have a stockholders’ meeting but would not set a date at this time.

On July 2, 2014, the Company and Mr. Toms were served with Wells Notices. After learning that the Company had received a Wells Notice, Mr. Taglich again demanded that the Board set a date for the annual meeting, regardless of the SEC investigation and the receipt of the Wells Notices. The Board did not set a date for the annual meeting but advised Mr. Taglich that it would endeavor to hold a meeting no later than October 31.

Since the Board failed to respond to our request to fix a date for and schedule an annual meeting, on or about July 14, 2014, Michael Taglich commenced an action against the Company in the Delaware Chancery Court seeking to compel the Company to hold an annual meeting of stockholders. On July 23, 2014, the Company and Mr. Taglich settled the action, on the condition that the Company hold an Annual Meeting of Stockholders by October 15, 2014.

Subsequently, a series of discussions was held among David Rifkin, Jay Sheehy and Robert Schroeder to address the number and composition of Board nominees to be elected at the annual meeting.  The Board determined to propose a slate of nominees which was not acceptable to us.  The slate proposed by the Board does not contain two seasoned industry veterans, as previously agreed upon with Taglich Brothers, Inc in the November 2013 Placement Agreement.  Consequently, we decided to propose our own slate of nominees and solicit proxies for the election of our nominees in opposition to the slate of nominees proposed by the existing Board.

REASONS FOR THE SOLICITATION

Based upon information disclosed in filings with the SEC, Michael Taglich is the largest stockholder of the Company, beneficially owning 2,093,668 shares of Common Stock  and 85,617 shares of  Series D Preferred Stock, thereby entitling him to cast 1,205,873 votes representing approximately 5.2% of the 23,016,281 potential votes to be cast at the Annual Meeting.  He also is the beneficial owner of 15,281 shares of the Company’s Series E Preferred Stock which are not entitled to vote at the Annual Meeting and holds warrants entitling him to purchase an aggregate of 351,343 shares of Common Stock.  Robert Taglich owns 268,243 shares of Common Stock  and 24,943  shares of  Series D Preferred Stock, exclusive of shares of Series D Preferred Stock beneficially owned jointly with Michael Taglich, thereby entitling him to cast 619,552 votes representing approximately 3.9% of the 23,016,281potential votes to be cast at the Annual Meeting.   Accordingly, Michael Taglich and Robert Taglich are entitled to cast a total of 2,093,668 votes on each matter presented at the Annual Meeting, representing 9.1% of the total of 23,016,281 votes eligible to be cast.

We have significant concerns that based upon actions taken by the Board over the last three years, the current Board lacks the objectivity necessary to act in the best interest of stockholders. We believe that urgent change is needed on the Board to stop the diminution in value of the Company’s shares.  We believe that it is necessary to elect to the Board director candidates who have appropriate and relevant skill sets and a shared objective of enhancing value for the benefit of all stockholders.  We believe the current Board has failed to enhance value for the benefit of the Company’s stockholders and we have little confidence the Board will address the following serious issues that face the Company:

•	Poor Stock Price Performance;

•	Failure to Follow Good Corporate Governance Standards; and

•	Lack of Alignment.

Therefore, we are soliciting your support to elect our Nominees at the Annual Meeting, who we believe would bring significant and relevant experience, new insight and fresh perspectives to the Board.

POOR STOCK PRICE PERFORMANCE

We are concerned by the significant decline in the market price of the Company’s Common Stock.

We believe a company’s stock price is the most clear, objective measure of the market’s judgment of a public company’s performance.  The Company’s share price has declined significantly since the merger transaction pursuant to which it became a Delaware corporation and ceased to be a shell company on June 15, 2011, during which entire period Lawrence Yelin, David M. Rifkin, Jay B. Sheehy and Marc Ferland have served as directors of the Company

The following table sets forth the high and low prices per share of the Company’s Common Stock for each period indicated. * These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	High	Low
First Quarter 2011	$3.24	$1.50
Second Quarter 2011	3.25	2.22
Third Quarter 2011	2.50	1.85
Fourth Quarter 2011	2.10	0.50

First Quarter 2012	$1.64	$0.65
Second Quarter 2012	1.54	0.90
Third Quarter 2012	1.35	0.71
Fourth Quarter 2012	1.25	0.55

First Quarter 2013	$1.26	$0.81
Second Quarter 2013	1.30	0.70
Third Quarter 2013	1.00	0.49
Fourth Quarter 2013	0.69	0.43

First Quarter 2014	$0.60	$0.36
Second Quarter 2014	0.58	0.26
Third Quarter (through September 15)	0.49	0.31
__
* Information for 2011 is based upon the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, information for 2012, 2013 and 2014 (through May 30, 2014) is based upon the Company’s Prospectus dated June 17, 2014 and information subsequent to May 30, 2014 is based upon Yahoo Finance.

The closing market price of a share of Common Stock on September 15, 2014 was $0.31.

We believe this significant stock price underperformance is a reflection of management’s misguided strategy and poor execution.  We fear that the stock performance is unlikely to improve on a sustained basis until the market regains its confidence in the Board’s and management’s ability to generate value for stockholders.

FAILURE TO FOLLOW GOOD CORPORATE GOVERNANCE STANDARDS

               The current Board’s failure to call an annual meeting of stockholders since the Company ceased to be a shell company in June 2011 is not consistent with good corporate governance standards.

The Company has never held an annual meeting of stockholders since it ceased to be a shell company in June of 2011. In the Placement Agreement entered into in November, 2013, the Company agreed “to identify at least two seasoned industry veterans or other qualified individuals (as determined by the Placement Agent in its sole and absolute discretion) to serve as members of the Company’s Board of Directors.”  Despite its agreement and our repeated requests, the Board has refused to appoint industry veterans as agreed upon or hold an annual meeting at which stockholders could elect directors they deem appropriate in accordance with good corporate practices.  We believe that it is part of good general corporate governance standards for a Company to hold an annual meeting each year.

Section 7 of Article I of the Company’s By-laws contemplates that the Company will hold an annual meeting of stockholders not more than thirteen months after the annual meeting for the preceding year. Under Delaware law, a stockholder has the right to file an action in the Delaware Chancery Court if a company has not held an annual meeting within thirteen months of its last annual meeting.   The New York Stock Exchange and NASDAQ each require a listed company to hold an annual meeting of stockholders each year. Annual meetings of stockholders provide stockholders with an opportunity to hold incumbent directors accountable for actions taken since their most recent election or appointment to the Board, an opportunity to meet, ask questions of and discuss various issues with members of the Board and senior management relating to the business of the Company, nominate individuals for election to the Board and submit proposals for consideration by stockholders, providing a certain degree of transparency not otherwise available. Furthermore,  SEC proxy rules applicable to solicitations of proxies for annual meetings of stockholders at which directors are to be elected require disclosure of certain information concerning members of the Board and the committees of the Board,  Board and executive compensation,  transactions with related parties, security ownership by members of the Board, the Chief Executive Officer and other executive officers whose compensation is in excess of $100,000 per annum, as well as holders of in excess of five percent of each class of voting securities, together with certain financial and other information depending upon the matters to be voted upon by stockholders at the annual meeting.

The failure of the current Board to call and hold an annual meeting in each of the past three years has deprived the stockholders of the Company of the ability to exercise their rights as stockholders.

Unfortunately, since the Board failed to respond to our request to schedule an annual meeting, on or about July 14, 2014, Michael Taglich commenced an action against the Company in the Delaware Chancery Court seeking to compel the Company to hold an annual meeting of stockholders. On July 23, 2014, the Company and Mr. Taglich settled the action, on the condition that the Company hold an Annual Meeting of Stockholders by October 15, 2014.

Our Nominees are in agreement with our belief that pubic companies should adhere to good corporate governance standards including holding an annual meeting of stockholders every year.

LACK OF ALIGNMENT

We do not believe the members of the Board have a significant ownership interest in the Company and therefore lack sufficient economic alignment with the interests of stockholders in maximizing stockholder value.

We are concerned that the lack of significant ownership of Common Stock by the members of the Board may contribute to the Board’s lack of success in maximizing stockholder value.

The following table, which is based on disclosures in the Company’s Proxy Statement in connection with the Annual Meeting, sets forth the beneficial ownership of shares of Common Stock by the current members of the Board as of June 30, 2014.  As the table illustrates, the current members of the Board (other than Mr. Schroeder) beneficially own approximately 3.98% of the outstanding shares of Common Stock of the Company computed in accordance with the beneficial ownership rules of the SEC, but less than one percent (1%) of the actual outstanding shares.

Director	Total	Shares Underlying Derivative Securities(1)	Shares Held Outright
David M. Rifkin	191,179	164,773	26,406

Jay B. Sheehy	116,690	96,378	20,312

Don Dalicandro	78,865	--	78,865

Marc Ferland	51,740	51,740	0

Lawrence Yelin	83,867	83,867	0
Total:	522,341	396,758	125,583

Ownership Percentage	3.98%	---	0.99%

________
(1) Consists of Common Stock that such individuals have the right to acquire within 60 days through the conversion of shares of preferred stock and exercise of stock options.

As of the Record Date, Michael Taglich was the beneficial owner of 2,131,078 shares of Common Stock, including 301,341 shares issuable upon conversion of Series D Preferred Stock (with respect to 438,254 shares of which he has shared voting and dispositive power with his wife), 305,620 shares issuable upon conversion of Series E Preferred Stock and 351,343 shares issuable upon exercise of warrants; Robert Taglich was the beneficial owner of 506,781 shares of Common Stock, including 200,000 shares issuable upon conversion of Series D Preferred Stock and 151,344 shares issuable upon exercise of warrants.

As of the Record Date, Mr. Guttilla owned 1,140 shares of Series D Preferred Stock, Paul Seid owned  35,264 shares of Series D Preferred Stock and 12,761 shares of Series E Preferred Stock and Magnus Thornstenn owned 10,187 shares of Series E Preferred Stock.

OUR NOMINEES HAVE THE EXPERIENCE AND QUALIFICATIONS
 NECESSARY TO GENERATE VALUE FOR STOCKHOLDERS

As the Company’s largest stockholder, Michael Taglich has a significant economic stake in the Company, as do the clients of Taglich Brothers, Inc., the brokerage firm co-founded, owned and managed and by him and his brother, Robert Taglich. .

As of the Record Date, Michael Taglich was the beneficial owner of 2,131,078 shares of Common Stock.  Included among the shares of Common Stock beneficially owned by Mr. Taglich are 268,242 shares of Common Stock, 1,205,873 shares of Common Stock issuable upon conversion of 85,617 shares of Series D Preferred Stock, 305,620 shares of Common Stock issuable upon conversion of 15,281 shares of Series E Preferred Stock and 351,343 shares of Common Stock issuable upon exercise of warrants held by Mr. Taglich. As of the record date Robert Taglich was the beneficial owner of 1,524,480 shares of Common Stock.  Included among the shares of Common Stock beneficially owned by Mr. Taglich are 268,243 shares of Common Stock, 351,309 shares of Common Stock issuable upon conversion of 24,943 shares of Series D Preferred Stock, 407,500 shares of Common Stock issuable upon conversion of 20,375 shares of Series E Preferred Stock and 351,343 shares of Common Stock issuable upon exercise of warrants held by Mr. Taglich.

Taglich Brothers, Inc. was the placement agent for the private placements of the Company’s Series D and Series E Preferred Stock financings in December 2012 and November 2013, respectively. The Company raised $7,042,000 from the sale of 704,200 shares of its Series D Preferred Stock at a price of $10.00 per share, of which 681,000 shares were purchased by clients of Taglich Brothers, Inc. and 23,200 shares were purchased by the officers, directors and employees of the Company. The Company raised $4,090,000 from the sale of 409,000 shares of its Series E Preferred Stock, all of which were purchased by clients of Taglich Brothers, Inc.

Michael Taglich and Robert Taglich believe that the Company can grow and prosper under the direction of the Nominees named in this Proxy Statement, and with a CEO and senior management team with industry experience.

Michael Taglich and Robert Taglich have been significant experience in management of public and private microcap companies, some of which have experienced liquidity difficulties similar to those of the Company and were in need of capital to grow and sustain operations.  In 2007, Taglich Brothers, Inc. completed an $8 million private placement of preferred stock for Air Industries Group, a Long Island, New York based aerospace and defense company.  At the time of this private placement Air Industries Group was experiencing severe liquidity problems and its stock price was $0.31.  Michael Taglich and Robert Taglich joined the Board of Air Industries Group in September 2008 and despite difficult general economic conditions were able to raise additional capital for the company. Air Industries Group has been listed on the NYSE MKT since May 2013, with a share price currently in the $10 range and since November 2012 it has been paying quarterly dividends to holders of its common stock, currently at the rate of $0.60 per share per year.  Since June 2012, Air Industries Group has made five acquisitions, and its net sales have grown from $38,694,000  for the year ended December 31, 2008, to $ 62,833,000 for the year ended December 31, 2013.

 As the Company’s largest stockholder, Michael Taglich’s interests are aligned with all stockholders.  Moreover, because Taglich Brothers, Inc. has served as placement agent in two of the Company’s private offerings, Michael Taglich and Robert Taglich need the Company to succeed for the benefit of their customers.   For this reason and because of Michael Taglich’s business and financial skills and experience in working with microcap companies we believe Michael Taglich is qualified to contribute to the growth of the Company as a member of its Board. Because of our desire to help the Company succeed we have nominated to serve on the Board individuals with whom we have worked or who are personally known to us, or have been recommended to us, who are highly-qualified with valuable and relevant business and financial experience who we believe will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to contain expenses and unlock value at the Company.

John Guttilla’s financial and business experience as a principal in an accounting firm and his service on the board and as chairman of the audit committee of a public company enable him to provide valuable insight to the Board without the need for significant ownership.  Stanley J. Jaworski, Jr., has highly relevant industry experience and skills.  Paul Seid is a member of the Board of BioVentrix, a privately-owned medical device company, as is Michael Taglich. Based upon his experience working with Paul Seid on the Board of BioVentrix, Michael Taglich believes that Mr. Seid will be an advocate for aggressively exploring changes that we consider necessary at the Company.  Michael Taglich also believes that Magnus Thorstenn’s experience as a business lawyer, both in private practice and as a general counsel of a publicly-listed company, will provide the Company with experience in the areas of corporate finance and corporate governance.

PROPOSAL NO.1

ELECTION OF DIRECTORS

               The Board is currently fixed at seven (7) directors.  We are seeking your support at the Annual Meeting to elect our five (5) Nominees in opposition to the Company’s director nominees.  Your vote to elect our Nominees will have the legal effect of replacing five incumbent directors of the Company with our Nominees.  If elected, our Nominees will represent five of the seven members of the Board. Unless otherwise instructed in the Gold Proxy Card accompanying this Proxy Statement, we also intend to exercise the discretionary power granted by the proxy to vote for Robert C. Schroeder and James F. DeSocio, two of the Board’s nominees, to fill the remaining two Board seats.

Our Nominees:

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of our Nominees.  The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominee should serve as a director of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below.  This information has been furnished to us by the Nominees.  Each of the Nominees is a citizen of the United States of America.

Michael N. Taglich, age 49, is the Chairman and President of Taglich Brothers, Inc., a New York City based securities firm which he co-founded in 1992. Taglich Brothers, Inc. focuses on public and private micro-cap companies in a wide variety of industries. Mr. Taglich serves on the Board of Directors of Air Industries Group, an aerospace and defense company (NYSE MKT: AIRI), of which he is Chairman of the Board, and Bridgeline Digital, Inc. a technology company that enables its customers to maximize the performance of their mission critical websites, intranets, and online stores (NASDAQ Capital MKT: BLIN). He also serves as a director of a number of private companies, including BioVentrix, Inc., a medical device company whose products are directed at heart failure treatment and Caldera Pharmaceuticals Inc, a drug screening company.  Michael Taglich brings extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning.

 John Guttilla, age 58,  is a principal and director in the financial services department of the public accounting firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. whose practice  focuses on providing tax structuring and compliance advice in the areas of real estate, entertainment, brokerage, manufacturing, printing, restaurant and construction.  He is a director and Chairman of the Audit Committee of Orchids Paper Products Company (NYSE MKT: TIS). Rotenberg Meril Solomon Bertiger & Guttilla, P.C. are the independent registered public accountants for Air Industries Group.

Stanley P. Jaworski, Jr., age 64,  has been Vice President Marketing, the Americas, of Motorola Solutions, Inc.  (NYSE: MSI) since 2009.  Motorola Solutions, Inc. designs, manufactures, and sells communications infrastructure, devices, system software and applications, and provide services associated with their use. From 2007 to 2009, Mr. Jaworski was Chief Marketing Officer of VBrick Systems, Inc., which provides enterprise Internet protocol (IP) video solutions for corporate, education, worship, media, and government markets worldwide, and from 2005 to 2007, he was Vice President, Worldwide Channel Marketing, of NetApp, Inc., a computer storage and data management company.

Paul A. Seid, age 66, has served as CEO of RST Automation, a hospital instrumentation automation developer, for the last two years. For the past fifteen years he has been President of Strategic Data Marketing, a research and data collection company. Mr. Seid is a director of BG Staffing, Inc. (OTCQB:BGSF), a national temporary staffing company, and BioVentrix, a privately-owned medical device company.

Magnus G. Thorstenn, age 57, is an attorney specializing primarily in contract, corporate and business law and has been in private practice in New York for thirty years.  From 2005 to 2008, he was General Counsel for Avion Group (later Eimskipafelag Islands), a publicly listed company in Iceland. From 1991 to 2005, he was General Counsel to Air Atlanta Icelandic and served as the company’s CEO from 1999 to 2001. Since 2009, Mr. Thorstenn has been the sole director of Avion Aircraft Trading, a privately held company involved in aircraft acquisitions and leasing and has been a director of its subsidiaries in Iceland and Ireland.

As of the Record Date, Mr. Guttilla owned 1,140 shares of Series D Preferred Stock, Mr. Seid  owned 35,264 shares of Series D Preferred Stock and 12,761 shares of Series E Preferred Stock and Mr. Thornstenn   owned 10,187 shares of Series E Preferred Stock. As of the Record Date,  Mr. Jaworski did not own shares of Common Stock or Preferred Stock.

As of the Record Date, Mr. Guttilla owned 1,140 shares of Series D Preferred Stock,  Mr. Seid owned 35,264 shares of Series D Preferred Stock and 12,761 shares of Series E Preferred Stock and Mr. Thornstenn owned 10,187 shares of Series E Preferred Stock. As of the Record Date,  Mr. Jaworski did not own shares of Common Stock or Preferred Stock.

Other than as stated herein, there are no arrangements or understandings between Michael Taglich, Robert Taglich, or any of their affiliates and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent of each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each of our Nominees presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NYSE MKT listing standards applicable to board composition, including Rule 803A(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

                We do not expect that any of our Nominees will be unable to stand for election, but, in the event any of our Nominees are unable to serve or for good cause will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s By-Laws (the “Bylaws”) and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of our Nominees, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to our position that any attempt to increase the size of the current Board or reconfigure the Board into classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s Proxy Statement, the Audit Committee of the Board has appointed BDO USA,LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014, and recommends that the stockholders vote for ratification of such appointment.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO ABSTAIN WITH RESPECT TO THIS PROPOSAL.

SHARES OF COMMON STOCK AND SERIES D PREFERRED STOCK REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, ABSTAIN WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 3

APPROVALOF DECISIONPOINT SYSTEMS, INC. 2014 EQUITY INCENTIVE PLAN

As discussed in further detail in the Company’s Proxy Statement, the Board has asked stockholders to approve the DecisionPoint Systems, Inc. 2014 Equity Incentive Plan and recommends that the stockholders vote FOR approval of the Incentive Plan.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO ABSTAIN WITH RESPECT TO THIS PROPOSAL

SHARES OF COMMON STOCK AND SERIES D PREFERRED STOCK REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, ABSTAIN WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s Proxy Statement, as required under federal law and the rules and regulations of the SEC, the Company is asking stockholders to cast an advisory vote on the compensation of the named executive officers identified in the Summary Compensation Table in the “Executive Compensation” section of the Company’s Proxy Statement.  The vote is advisory and not binding on the Company.

Accordingly, the following resolution is being presented by the Board at the Annual Meeting:

 RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the section of [the Company’s] proxy statement entitled “Additional Disclosure relating to Our Directors, Executive Officers and Corporate Governance”, including in the narrative discussions and tables in that section under the subheadings “—Compensation Discussion and Analysis” and “—Executive Officers”, is hereby APPROVED.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO ABSTAIN WITH RESPECT TO THIS PROPOSAL.

SHARES OF COMMON STOCK AND SERIES D PREFERRED STOCK REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, ABSTAIN WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 5

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s Proxy Statement, as required under federal law and the rules and regulations of the SEC), the Company is asking stockholders to cast an advisory vote on the frequency of future advisory votes on the compensation of the named executive officers identified in the Summary Compensation Table in the “Executive Compensation” section of the Company’s Proxy Statement.  The vote is advisory and not binding on the Company. Stockholders are asked to specify one of four choices in respect of this proposal: 1 year, 2 years, 3 years, or “Abstain.”

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO ABSTAIN WITH RESPECT TO THIS PROPOSAL.

SHARES OF COMMON STOCK AND SERIES D PREFERRED STOCK REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, ABSTAIN WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL.

VOTING RULES AND PROCEDURES

Only stockholders of record of Common Stock and Series D Preferred Stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sold their Common Stock or Series D Preferred Stock before the Record Date (or acquire Common Stock or Series D Preferred Stock without voting rights after the Record Date) may not vote such shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date.  Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting.  Each share of Series D Preferred Stock is entitled to ten votes for each share owned of record.

Under Delaware law, unless otherwise provided in the Company’s Certificate of Incorporation or by-laws, at a meeting of the Company’s stockholders, the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting shall constitute a quorum. However, under the court order enforcing the settlement of the action we commenced against the Company in the Delaware Chancery Court seeking to compel the Company to hold an annual meeting, it was agreed that the Company would hold its annual meeting on or before October 15, 2014 and that the shares of stock represented in person or by proxy, and entitled to vote at the Annual Meeting would constitute a quorum, notwithstanding any provision of the Company’s Certificate of Incorporation or bylaws to the contrary. For further information regarding the lawsuit, see the section of the Company Proxy Statement captioned “Additional Disclosure relating to Our Directors, Executive Officers and Corporate Governance—Corporate Governance—Involvement in Legal Proceedings—Setting Date of Annual Meeting.”

According to the Company’s Proxy Statement, the current Board has nominated seven candidates for election at the Annual Meeting. Since the Board is electing seven (7) director candidates at the Annual Meeting, and we have only proposed five Nominees for election as directors, we intend to exercise the discretionary authority granted in the accompanying GOLD proxy card to vote for the election of Robert C. Schroeder and James DeSocio, two of the Company’s director candidates, to fill the remaining two seats on the Board, unless the proxy card contains instructions to the contrary. The names, backgrounds and qualifications of the Company’s nominees, including Messrs. Schroeder and DeSocio, and other information about them, can be found in the Company’s Proxy Statement.

Broker Non-Votes; Abstentions

Due to the contested nature of the Annual Meeting, brokers will not have discretionary authority to vote proxies on any proposal at the Annual Meeting without instructions as to how to vote on those proposals (so called “broker non-votes”).  Accordingly, broker non-votes have no effect toward the vote total for any proposal.

Abstentions will not affect the outcome of the vote on Proposal Nos. 1 or 2, but will have the effect of a vote AGAINST Proposal Nos. 3, 4 and 5 because abstentions are considered shares entitled to vote on these proposals.

Accordingly, it is important that you vote the shares of Common Stock or Series D Preferred Stock you held on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell or have already sold your Common Stock or Series D Preferred Stock.

Votes Required for Approval

According to the Company’s Proxy Statement, with respect to the election of the directors, the seven nominees receiving the highest number of votes cast at the Annual Meeting will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares cast  in person or represented by proxy  at the Annual Meeting.

Important Instructions For “Street Name” Stockholders

If any of your shares of Common Stock or Series D Preferred Stock are held in the name of a brokerage firm, bank nominee or other institution, only that institution can sign a GOLD proxy card with respect to your shares and only after receiving your specific instructions.  Accordingly, please promptly sign, date and mail in the postage-paid envelope provided the enclosed GOLD proxy card (or voting instruction form) you received from the brokerage firm, bank nominee or other institutions in whose name your shares are held.  Please check the voting instruction form used by that broker, bank or other institution to see if it also offers telephone or Internet voting.  Please do so for each account you maintain to ensure that all of your shares are voted.

Revocation of Proxies

               Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Michael Taglich and Robert Taglich, c/o Taglich Brothers, Inc., at 275 Madison Avenue, Suite 1618, New York, New York 10016, or to the Company at 8697 Research Drive, Irvine, California 92618, or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, Michael Taglich and Robert Taglich request that either the original or photostatic copies of all revocations be mailed to Michael  Taglich and Robert Taglich c/o Taglich Brothers, Inc., at 275 Madison Avenue, Suite 1618, New York, New York 10016.  IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

To ensure that your shares are voted in accordance with your wishes, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares of Common Stock or Series D Preferred Stock

SOLICITATION OF PROXIES

We may solicit proxies by mail, advertisement, telephone, facsimile, e-mail and in person. Solicitations may be made by our agents and/or their employees, none of whom will receive any additional compensation for such solicitations. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of our solicitation materials to the beneficial owners of the shares of Common Stock and Series D Preferred Stock which such individuals or entities hold of record. We will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to the beneficial owners of the shares.

We expect the total cost of this solicitation to be approximately $100,000, of which approximately $35,000 has been incurred to date.

We will initially pay all costs associated with the solicitation of proxies, but we will seek reimbursement of such costs from the Company and will not submit such reimbursement to a vote of stockholders.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Each of Michael N. Taglich, Robert F. Taglich and our Nominees are participants in this solicitation.

The principal business address for each of Michael N. Taglich and Robert F. Taglich is c/o Taglich Brothers, Inc., 275 Madison Avenue, Suite 1618, New York, New York 10016.

As of the Record Date, Michael Taglich was the beneficial owner of 2,131,078 shares of Common Stock.  Included among the shares of Common Stock beneficially owned by Mr. Taglich are 268,242 shares of Common Stock, 1,205,873 shares of Common Stock issuable upon conversion of 85,617 shares of Series D Preferred Stock, 305,620 shares of Common Stock issuable upon conversion of 15,281 shares of Series E Preferred Stock and 351,343 shares of Common Stock issuable upon exercise of warrants held by Mr. Taglich. As of the record date Robert Taglich was the beneficial owner of 1,524,480 shares of Common Stock. Included among the shares of Common Stock beneficially owned by Mr. Taglich are 268,243 shares of Common Stock, 351,309 shares of Common Stock issuable upon conversion of 24,943 shares of Series D Preferred Stock, 407,500 shares of Common Stock issuable upon conversion of 20,375 shares of Series E Preferred Stock and 351,343 shares of Common Stock issuable upon exercise of warrants held by Mr. Taglich.

Taglich Brothers, Inc. was the placement agent for the private placements of the Company’s Series D and Series E Preferred Stock financings in December 2012 and November 2013, respectively. The Company raised $7,042,000 from the sale of 704,200 shares of its Series D Preferred Stock at a price of $10.00 per share of Series D Preferred Stock.The Company raised $4,090,000 from the sale of 409,000 shares of its Series E Preferred Stock.

 Taglich Brothers, Inc. received $563,360 (equal to 8% of the gross proceeds) in commissions and warrants to purchase 704,200 shares of Common Stock (equal to 10% of the number of shares issuable upon conversion of the Series D Preferred Stock) as placement agent for the December 2012 private placement and  $175,600 (equal to 10% of the gross proceeds) in commissions and warrants to purchase 292,733 shares of Common Stock (equal to 10% of the number of shares issuable upon conversion of the Series D Preferred Stock) as placement agent for the November 2013 private placement.

As of the Record Date, Mr. Guttilla owned 1,140 shares of Series D Preferred Stock, Mr. Seid  owned 35,262 shares of Series D Preferred Stock and 12,761 shares of Series E Preferred Stock and Mr. Thornstenn owned 10,187 shares of Series E Preferred Stock. As of the Record Date, Mr. Jaworski did not own shares of Common Stock or Preferred Stock.

Each of the participants in this solicitation specifically disclaims beneficial ownership of the shares of Common Stock disclosed herein that he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by Michael Taglich and Robert Taglich, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS

Other than as discussed above, we are unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which we are not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Any stockholder proposal that, pursuant to Rule 14a-8 under the Exchange Act, is to be considered for inclusion in our proxy materials for the next annual meeting of stockholders, in 2015, must be received by the Company at its registered office at 8697 Research, Irvine, CA 92618, Attn: Company Secretary, no later than May 18, 2015. Proposals should be sent via registered, certified or express mail to the Company’s principal executive offices, Attention: Investor Relations. Proposals should comply with the requirements of Rule 14a-8. The date after which notice of a stockholder proposal submitted to us outside the processes of Rule14a-8 will be considered untimely is August 1, 2015.  The Compensation and Governance and Nominating Committee will consider all stockholders recommendations for Board membership, which should be sent to that committee care of the Company’s Secretary, at the address set forth above. Any stockholders desiring to present a nomination for consideration by the Company’s Compensation and Governance and Nominating Committee prior to the Company’s 2015 Annual Meeting must do so no later than May 18, 2015.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2015 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this Proxy Statement should not be construed as an admission by Michael Taglich and Robert Taglich that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

We have omitted from this Proxy Statement certain disclosure required by applicable law that is expected to be included in the Company’s proxy statement relating to the Annual Meeting based on reliance on Rule 14a-5(c).  This disclosure includes, among other things, current biographical information on the Company’s directors, information concerning executive compensation, and other important information.  See Schedule II for information regarding persons who beneficially own more than 5% of the Common Stock and the ownership of the Common Stock by the directors and management of the Company.

            The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Michael N. Taglich and Robert F. Taglich
September __, 2014

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS:

	Shares of Common Stock Purchased*	Date of Purchase

Michael Taglich	80,716	5/27/2014

Robert Taglich	32,000	5/22/2014
	80,716	5/22/2014

	Shares of Series D Preferred Stock Purchased*	Date of Purchase

Michael Taglich	24,943	11/15/2013
	31,116	12/20/2012
	10,372	12/20/2012
	1,555	12/20/2012
	2,074	12/20/2012
	2,074	12/20/2012
	3,111	12/20/2012
	10,372	12/20/2012

Robert Taglich	20,000	12/31/2012
	1,674	12/31/2012
	24,943	11/15/2013

	Shares of Series E Preferred Stock Purchased*	Date of Purchase

Michael Taglich	15,000	11/12/2012

Robert Taglich	20,000	11/12/2013

	Number of Warrants Acquired*	Date of Acquisition

Michael Taglich	151,343	12/31/2012
	200,000	11/22/2013

Robert Taglich	151,343	12/31/2012
	200,000	11/22/2013
__
* Neither Michael Taglich nor Robert Taglich has disposed of any shares or warrants.

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by DecisionPoint Systems, Inc. with the Securities and Exchange Commission on September 10, 2014.

 SecuritiesOwnership

The following table sets forth certain information, as of June 30, 2014, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s Named Officers and directors; and (iii) the Company’s Named Officers and directors as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over their shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned		Percentage of Common Stock (2)

Named Officers
Nicholas R. Toms*	541,594	(3)	4.2%
Michael P. Roe	-	(4)	-
Gregory A. Henry	86,436	(14)	**
John E. Chis	119,880	(6)	**
Bryan E. Moss	312,848	(7)	2.5

Directors
David M. Rifkin	191,179	(8)	1.5
Jay B. Sheehy	116,690	(9)	**
Robert M. Chaiken	120,943	(12)	**
Marc Ferland	51,740	(13)	**
Lawrence Yelin	83,867	(10)	**
Robert Schroeder	358,353	(5)	2.7
Don Dalicandro	78,865		**

All Named Officers and Directors as a group (12 people)	2,062,395		14.7

5% Stockholders
North Star Trust Company	1,681,723	(11)	13.2

*   Named Officer and Director
** Less than 1%

All beneficial ownership percentages as they relate to the ESOP plan are as of December 31, 2012, the latest date of the ESOP share allocation.

(1)	Except as otherwise indicated, the address of each beneficial owner is 8697 Research Drive, Irvine, California 92618-4204.
(2)
Applicable percentage ownership is based on 12,729,563 shares of Common Stock outstanding as of June 30, 2014, together with securities exercisable or convertible into shares of Common Stock within 60 days of June 30, 2014, for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of June 30, 2014, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Includes 57,992 shares of Common Stock held by the ESOP. The stockholder beneficially owns 3.4% of the ESOP. Of these shares, 37,599 are issuable upon the exercise of options, 66,365 are issuable upon conversion of Series A Preferred Stock and 146,085 are issuable upon conversion of Series D Preferred Stock, 50,740 are issuable upon conversion of Series E Preferred Stock.

(4)	Reserved
(5)
Includes 58,423 shares of Common Stock underlying 4,148 shares of Series D Preferred Stock, 40,740 shares issuable upon conversion of Series E Preferred Stock and 247,450 are issuable upon the exercise of warrants.

(6)	Includes 38,369 shares of Common Stock held by the ESOP. The stockholder beneficially owns 2.3% of the ESOP. Also includes 71,355 shares issuable upon the exercise of options.
(7)
Includes 1,582 shares of Common Stock held by the ESOP. The stockholder beneficially owns 0.1% of the ESOP. Also includes 36,521 shares of Common Stock underlying 2,593 shares of series D Preferred stock.

(8)
Includes 14,606 shares of Common Stock underlying 1,037 shares of Series D Preferred Stock. Also includes 101,776 shares issuable upon the exercise of options and 48,391 shares issuable upon conversion of series A preferred stock.

(9)	Includes 14,606 shares of Common Stock underlying 1,037 shares of Series D Preferred Stock. Also includes 81,772 shares issuable upon the exercise of options.
(10)	Includes 32,127 shares of Common Stock underlying 2,281 shares of Series D Preferred Stock. Also includes 51,740 shares issuable upon the exercise of options.
(11)
North Star Trust Company, the trustee of the ESOP, is deemed to have the dispositive and voting control over the shares held by the ESOP. The North Star Trust Company is located at 500 W. Madison St., Suite 3150, Chicago, IL 60053.

(12)
Includes 76,580 shares issuable upon the exercise of options, 11,061 shares issuable upon the conversion of Series A Preferred Stock, and 27,652 shares issuable upon conversion of Series B Preferred Stock.

(13)	Represents 51,740 shares issuable upon the exercise of stock options.
(14)	Includes 61,720 shares of Common Stock held by the ESOP. The stockholder beneficially owns 3.7% of the ESOP. Also includes 22,685 shares issuable upon the exercise of options.

GOLD PROXY CARD

PLEASE VOTE TODAY!

SEE REVERSE

SIDE EASY VOTING INSTRUCTIONS.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼
▼

GOLD PROXY

DECISIONPOINT SYSTEMS, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of Michael N. Taglich
This proxy is NOT being solicited on behalf of the Board of Directors of DecisionPoint Systems, Inc.

The undersigned appoints Michael  N. Taglich and Robert F. Taglich, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.001 per share (the “Common Stock”), of DecisionPoint Systems, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held at 10:00 a.m., local time, on Wednesday, October  15, 2014, at the Courtyard by Marriott, New York LaGuardia Airport, 90-10 Grand Central Parkway, East Elmhurst, NY 11369 (the “Annual Meeting”).

                The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Michael N. Taglich and Robert F. Taglich a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN  PROPOSAL 1, AND “ABSTAIN” ON PROPOSALS 2, 3, 4 AND 5.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT—PLEASEVOTE TODAY.

(Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of DecisionPoint Systems, Inc.
Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY BY SIGNING, DATING AND RETURNING YOUR GOLD PROXY CARD:

INSTRUCTIONS - Please complete, sign, date and return the GOLD proxy card in the postage-paid envelope provided, or mail to: Michael N. Taglich and Robert F. Taglich, c/o Taglich Brothers, Inc., 275 Madison Avenue, Suite 1618, New York, New York 10016. You also may vote by telephone by calling (800) 454-8683 or on the Internet at www.proxyvote.com.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

Please mark your vote as indicated in this example  ☒

	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Michael N. Taglich and Robert F. Taglich recommend you vote	All	All	Except
FOR ALL of the following Nominees:	☐	☐	☐

Election of Directors.
Nominee:	For	Withhold
Nominee

(01) Michael N. Taglich	☐	☐

(02) John Guttilla	☐	☐

(03) Stanley P. Jaworski, Jr.	☐	☐

(04) Paul A. Seid	☐	☐

(05) Magnus G. Thorstenn	☐	☐

NOTE:

MICHAEL N. TAGLICH AND ROBERT F. TAGLICH INTEND TO USE THIS PROXY TO VOTE (1) “FOR” MICHAEL N. TAGLICH, JOHN GUTTILLA,STANLEY P. JAWORSKI, JR. , PAUL A. SEID, MAGNUS G. THORSTENN, AND IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY,  “FOR” ROBERT C. SCHROEDER AND JAMES F. DESOCIO, TWO OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS A DIRECTOR.  THE NAMES, BACKGROUNDS AND QUALIFICATIONS OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY, AND OTHER INFORMATION ABOUT THEM, CAN BE FOUND IN THE COMPANY’S PROXY STATEMENT.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, except as indicated below:

Withhold authority to vote for the following nominees of the Board of Directors

Robert C. Schroeder  ☐
James F. DeSocio      ☐

Dated:____________________________________2014
(Signature)__________________________________________
(Signature if held Jointly)_______________________________
Title or Authority:_____________________________________

YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES NAMED ABOVE BY MARKING THE “FOR ALL EXCEPT” BOX AND WRITING THE SURNAME(S) OF THE CANDIDATE(S) ON THE LINE NEXT TO THAT BOX.

Michael N. Taglich and Robert F. Taglich Make No Recommendation as to Proposals  2, 3, 4 and 5.

Please sign exactly as your name appears on this proxy.  Joint owners should each sign personally.  If signing as attorney, executor, administrator, trustee or guardian, please include your full title.  Corporate proxies should be signed by an authorized officer.  If a partnership, please sign in Partnership name by an authorized person.

Proposal 2: Ratification of BDO USA, LLP  to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

☐FOR	☐AGAINST	☐ABSTAIN

Proposal 3: To approve the DecisionPoint Systems, Inc. 2014 Equity Incentive Plan.

☐FOR	☐AGAINST	☐ABSTAIN

Proposal 4: To approve, on an advisory basis, the Company’s executive compensation.

☐FOR	☐AGAINST	☐ABSTAIN

Proposal 5: To approve, on an advisory basis, the frequency of future stockholder votes on the Company’s executive compensation.

☐FOR	☐AGAINST	☐ABSTAIN

GOLD PROXY

DECISIONPOINT SYSTEMS, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of Michael N. Taglich
This proxy is NOT being solicited on behalf of the Board of Directors of DecisionPoint Systems, Inc.

The undersigned appoints Michael N. Taglich and Robert F. Taglich, and each of them, attorneys and agents with full power of substitution to vote all shares of Series D Preferred Stock, par value $0.0.01 per share (the “Series D Preferred Stock”), of DecisionPoint Systems, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held at 10:00 a.m., local time, on Wednesday, October15, 2014, at the Courtyard by Marriott, New York LaGuardia Airport, 90-10 Grand Central Parkway, East Elmhurst, NY 11369 (the “Annual Meeting”).

              The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Series D Preferred Stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Michael N.Taglich and Robert F.Taglich a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN PROPOSAL 1, AND “ABSTAIN” ON PROPOSALS 2, 3, 4 AND 5.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT—PLEASEVOTE TODAY.

(Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of DecisionPoint Systems, Inc.
Series D Preferred Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY BY SIGNING, DATING AND RETURNING YOUR GOLD PROXY CARD:

INSTRUCTIONS - Please complete, sign, date and return the GOLD proxy card in the postage-paid envelope provided, or mail to: Michael N. Taglich and Robert F. Taglich, c/o Taglich Brothers, Inc., 275 Madison Avenue, Suite 1618, New York, New York 10016. You also may vote by telephone by calling (800) 454-8683 or on the Internet at www.proxyvote.com.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

Please mark your vote as indicated in this example  ☒

	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Michael N. Taglich and Robert F. Taglich recommend you vote	All	All	Except
FOR ALL of the following Nominees:	☐	☐	☐

Election of Directors.
Nominee:	For	Withhold
Nominee

(01) Michael N. Taglich	☐	☐

(02) John Guttilla	☐	☐

(03) Stanley P. Jaworski, Jr.	☐	☐

(04) Paul A. Seid	☐	☐

(05) Magnus G. Thorstenn	☐	☐

NOTE:

MICHAEL N. TAGLICH AND ROBERT F. TAGLICH INTEND TO USE THIS PROXY TO VOTE (1) “FOR” MICHAEL N. TAGLICH, JOHN GUTTILLA,   STANLEY P. JAWORSKI, JR. , PAUL A. SEID, MAGNUS G. THORSTENN, AND IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY,  “FOR” ROBERT C. SCHROEDER AND JAMES F. DESOCIO, TWO OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS A DIRECTOR.  THE NAMES, BACKGROUNDS AND QUALIFICATIONS OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY, AND OTHER INFORMATION ABOUT THEM, CAN BE FOUND IN THE COMPANY’S PROXY STATEMENT.

YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES NAMED ABOVE BY MARKING THE “FOR ALL EXCEPT” BOX AND WRITING THE SURNAME(S) OF THE CANDIDATE(S) NEXT TO THAT BOX.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, except as indicated below:

Withhold authority to vote for the following nominees of the Board of Directors

Robert C. Schroeder  ☐
James F. DeSocio      ☐

Dated:____________________________________2014
(Signature)__________________________________________
(Signature if held Jointly)_______________________________
Title or Authority:_____________________________________

Please sign exactly as your name appears on this proxy.  Joint owners should each sign personally.  If signing as attorney, executor, administrator, trustee or guardian, please include your full title.  Corporate proxies should be signed by an authorized officer.  If a partnership, please sign in Partnership name by an authorized person.

Michael N. Taglich and Robert F. Taglich Make No Recommendation as to Proposals 2, 3, 4 and 5.

Proposal 2: Ratification of BDO USA,LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

☐FOR	☐AGAINST	☐ABSTAIN

Proposal 3: To approve the DecisionPoint Systems, Inc. 2014 Equity Incentive Plan.

☐FOR	☐AGAINST	☐ABSTAIN

Proposal 4: To approve, on an advisory basis, the Company’s executive compensation.

☐FOR	☐AGAINST	☐ABSTAIN

Proposal 5: To approve, on an advisory basis, the frequency of future stockholder votes on the Company’s executive compensation.

☐FOR	☐AGAINST	☐ABSTAIN